UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glandore Business Centres

No. 33 Fitzwilliam Square

Dublin 2, Ireland

(011)-353-1-669-6634

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2014, Endo Health Solutions Inc. (the “EHSI”), a wholly-owned subsidiary of Endo International plc, certain subsidiaries of EHSI (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into (i) a fifth supplemental indenture (the “2019 New Supplemental Indenture”) relating to the Indenture, dated as of June 8, 2011, as supplemented by the first supplemental indenture, dated as of June 17, 2011, the second supplemental indenture, dated as of August 16, 2011, the third supplemental indenture, dated as of September 26, 2011, and the fourth supplemental indenture, dated as of December 2, 2013 (as so amended, the “2019 Indenture”), governing EHSI’s 7% Senior Notes due 2019 (the “2019 Existing EHSI Notes”), (ii) a ninth supplemental indenture (the “2020 New Supplemental Indenture”) relating to the Indenture, dated as of November 23, 2010, as supplemented by the first supplemental indenture, dated as of December 13, 2010, the second supplemental indenture, dated as of December 21, 2010, the third supplemental indenture, dated as of February 17, 2011, the fourth supplemental indenture, dated as of April 5, 2011, the fifth supplemental indenture, dated as of June 22, 2011, the sixth supplemental indenture, dated as of August 16, 2011, the seventh supplemental indenture, dated as of September 26, 2011, and the eighth supplemental indenture, dated as of December 2, 2013 (as so amended, the “2020 Indenture”), governing EHSI’s 7.00% Senior Notes due 2020 (the “2020 Existing EHSI Notes”) and (iii) a fifth supplemental indenture (together with the 2019 New Supplemental Indenture and the 2020 New Supplemental Indenture, the “New Supplemental Indentures”) relating to the Indenture, dated as of June 8, 2011, as supplemented by the first supplemental indenture, dated as of June 17, 2011, the second supplemental indenture, dated as of August 16, 2011, the third supplemental indenture, dated as of September 26, 2011, and the fourth supplemental indenture, dated as of December 2, 2013 (as so amended, the “2022 Indenture”), governing EHSI’s 7 1⁄4% Senior Notes due 2022 (the “2022 Existing EHSI Notes”). The 2019 Indenture, the 2020 Indenture and the 2022 Indenture are collectively referred to herein as the “Indentures.” The 2019 Existing EHSI Notes, the 2020 Existing EHSI Notes and the 2022 Existing EHSI Notes are collectively referred to herein as the “Existing EHSI Notes.”

The New Supplemental Indentures were entered into in connection with EHSI’s previously announced debt exchange offers (the “Exchange Offers”) and related solicitations of consents (the “Consent Solicitations”) from the holders of the Existing EHSI Notes, which EHSI commenced on March 27, 2014. The Exchange Offers and Consent Solicitations are discussed in greater detail below under Item 8.01.

Each New Supplemental Indenture amends the applicable Indenture to, among other things, (i) delete in their entirety substantially all the restrictive covenants in each Indenture, (ii) modify the covenants regarding mergers and consolidations, and (iii) eliminate certain events of default (collectively, the “Proposed Amendments”).

EHSI, the Guarantors and the Trustee executed the New Supplemental Indentures on April 17, 2014. The Proposed Amendments became effective upon entry into each of the New Supplemental Indentures, however, they will not become operative until the payment of the applicable consideration in the Exchange Offers in respect of Existing EHSI Notes accepted for exchange, on the settlement date of the Exchange Offers (the “Settlement Date”). The Settlement Date is expected to promptly follow the Expiration Date (as defined below) of the Exchange Offers.

The foregoing summary of the New Supplemental Indentures is qualified in its entirety by reference to the full text of the New Supplemental Indentures, copies of which are attached hereto Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this report is also responsive to Item 3.03 of this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The disclosure under Item 8.01 of this report is also responsive to Item 5.07 of this report and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 17, 2014, Endo International plc issued a press release announcing that EHSI had received the requisite tenders and consents to execute the New Supplemental Indentures, upon the terms and subject to the conditions set forth in EHSI’s Offer to Exchange, dated March 27, 2014 (as amended from time to time, the “Offer to Exchange”).

As of 5:00 p.m., New York City time, on April 16, 2014 (the “Consent Date”), as reported by the exchange agent, EHSI had received tenders and consents from holders of $477,919,000 in aggregate principal amount of the 2019 Existing EHSI Notes, representing approximately 95.58% of the total outstanding principal amount of the 2019 Existing EHSI Notes, tenders and consents from holders of $393,463,000 in aggregate principal amount of the 2020 Existing EHSI Notes, representing approximately 98.37% of the total outstanding principal amount of the 2020 Existing EHSI Notes, and tenders and consents from holders of $391,825,000 in aggregate principal amount of the 2022 Existing EHSI Notes, representing approximately 97.96% of the total outstanding principal amount of the 2022 Existing EHSI Notes.

Subject to the satisfaction or waiver of the conditions set forth in the Offer to Exchange, EHSI will pay to each holder, in respect of such holder’s Existing EHSI Notes as to which consents were validly delivered (and not validly revoked), a consent payment of $7.00 per $1,000 principal amount of 2019 Existing EHSI Notes, $7.00 per $1,000 principal amount of 2020 Existing EHSI Notes and $14.25 per $1,000 principal amount of 2022 Existing EHSI Notes (the “Consent Payment”), payable in cash on the Settlement Date. Such Consent Payment is in addition to the Total Consideration (as defined in the Offer to Exchange) payable to a holder in respect of its Existing EHSI Notes tendered prior to the Consent Date and accepted for exchange. Existing EHSI Notes tendered after the Consent Date and prior to the expiration of the Exchange Offers will not be eligible to receive the Consent Payment.

The Exchange Offers are scheduled to expire at 11:59 p.m., New York City time, on April 29, 2014 (such time and date, unless further extended or terminated, the “Expiration Date”).

A copy of the press release announcing the results of the Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The exchange offers will be made only pursuant to a confidential offering document and related consent and letter of transmittal and only to persons certifying that they are (i) in the United States and “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (that are also institutional “accredited investors” within the meaning of Rule 501 of Regulation D of the Securities Act), or (ii) not “U.S. persons” and are outside of the United States (and are not acting for the account or benefit of a U.S. person) within the meaning of Regulation S under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fifth Supplemental Indenture, among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of April 17, 2014, to the Indenture among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of June 8, 2011, governing Endo Health Solutions Inc.’s 7% Senior Notes due 2019.

10.2	Ninth Supplemental Indenture, among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of April 17, 2014, to the Indenture among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of November 23, 2010, governing Endo Health Solutions Inc.’s 7.00% Senior Notes due 2020.

10.3	Fifth Supplemental Indenture, among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of April 17, 2014, to the Indenture among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of June 8, 2011, governing Endo Health Solutions Inc.’s 7 1⁄4% Senior Notes due 2022.

99.1	Press Release issued by Endo International plc on April 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2014

ENDO INTERNATIONAL PLC

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer and Secretary

Index of Exhibits

Exhibit Number	Description

10.1	Fifth Supplemental Indenture, among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of April 17, 2014, to the Indenture among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of June 8, 2011, governing Endo Health Solutions Inc.’s 7% Senior Notes due 2019.

10.2	Ninth Supplemental Indenture, among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of April 17, 2014, to the Indenture among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of November 23, 2010, governing Endo Health Solutions Inc.’s 7.00% Senior Notes due 2020.

10.3	Fifth Supplemental Indenture, among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of April 17, 2014, to the Indenture among Endo Health Solutions Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of June 8, 2011, governing Endo Health Solutions Inc.’s 7 1⁄4% Senior Notes due 2022.

99.1	Press Release issued by Endo International plc on April 17, 2014.